AMENDMENT
                                     TO
                               PROMISSORY NOTE

     THIS AMENDMENT TO PROMISSORY NOTE (this "Amendment") is made and executed as of the 6th day of April, 1998 by each of the entities identified on Schedule A annexed hereto (collectively, the "Makers"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation (the "Payee").

                                  RECITALS

     R-1. AP-Anaheim LLC, a California limited liability company, AP-Arlington LLC, a California limited liability company, AP-Atlantic LLC, a California limited liability company, AP-Cityview LLC, a California limited liability company, AP-Redlands LLC, a California limited liability company, AP-Palmdale LLC, a California limited liability company, AP-Farrell Ramon LLC, a California limited liability company, AP-Sierra LLC formerly known as Abbey Sierra LLC, a California limited liability company, AP-Victoria LLC, a California limited liability company, and AP-Victorville LLC, a Delaware limited liability company (collectively, the "Original Borrowers") executed and delivered on a joint and several basis a certain Promissory Note to Payee dated August 28, 1997 (the "Original Note"), in the original maximum principal amount of SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00).

     R-2. AP-Edinger LLC, a California limited liability company, AP-Glendora LLC, a California limited liability company and AP - Diamond Bar LLC, a California limited liability company (collectively, the "Additional Borrowers"), have, pursuant to certain Promissory Note Assumption Agreements dated December 10, 1997, December 24, 1997 and January 16, 1998, respectively, assumed all obligations under the Original Note on a joint and several basis with the Original Borrowers and each other Additional Borrower (the Original Note, as heretofore modified by said Promissory Note Assumption Agreements, is hereinafter collectively referred to as the "Note"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Note.

     R-3. The Makers have requested and the Payee has agreed to increase the maximum outstanding principal amount available pursuant to the Loan Agreement from SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00) to ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000.00) subject to and in accordance with that certain Amendment to Revolving Credit Agreement of even date herewith between the Makers and Payee.

     R-4. The parties hereto desire to amend the Note to increase the principal amount thereof from SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00) to ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000.00) in accordance with the terms set forth herein.
                           AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Makers hereby jointly and severally agree as follows with Payee.

     1. The Recitals set forth hereinabove are hereby incorporated by this reference with the same force and effect as if fully set forth herein.

     2. The definition of the term "Mortgages" set forth in the Note is hereby deleted in its entirety and the following is hereby substituted therefor:

     "Mortgages" shall mean collectively (i) those thirteen (13) Deeds of Trust, Security Agreements, Assignments of Rents and Fixture Filings previously executed by each Maker for the benefit of Payee, each in the original principal amount of $70,000,000, as each of such deeds of trust was increased to $120,000,000 and modified pursuant to certain First Amendments to Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing and First Amendment to Assignment of Leases and Rents and Security Deposits executed by each of the Makers and dated as of April _, 1998 and (ii) any other deeds of trust hereafter delivered to Payee pursuant to the terms of the Loan Agreement.

     3. The definition of "Note Amount" is hereby modified by deleting the amount "$70,000,000" and substituting the amount "$120,000,000" therefor. The first paragraph of the Note is hereby modified by deleting the phrase "SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00)" where it appears therein and substituting the phrase "ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($120,000,000.00)" therefor.

     4. The outstanding principal balance due under the Note as modified hereby is $59,420,800 as of the date hereof. Each of the Makers hereby reaffirms all of its covenants and obligations under the Note as modified hereby, including, without limitation, the obligation to pay the principal amount of the Note as modified hereby together with interest thereon as provided in the Note. Each of the Makers acknowledges and agrees that it has no offsets, counterclaims or defenses to any of its obligations under the Note as modified hereby.

     5. Except as modified hereby, the Note remains unmodified and in full force and effect.

     6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York in the same manner and to the same extent as the Original Note.

     7. This Amendment may be executed in any number of counterparts, all of which, when taken together, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first hereinabove written.


                                AP - DIAMOND BAR LLC, a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager


                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President


                                AP - EDINGER  LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager


                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President


                                AP - GLENDORA  LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager


                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President


                     [Signatures Continue on Following Page]

                                AP - ANAHEIM LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - ARLINGTON LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - ATLANTIC LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - CITYVIEW LLC,
                                a California limited liability company
                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                     [Signatures Continue on Following Page]

                                AP - REDLANDS LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - PALMDALE LLC,
                                 a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - FARRELL RAMON LLC,
                                 a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - SIERRA LLC (formerly known as Abbey
                                Sierra LLC), a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                     [Signatures Continue on Following Page]

                                AP - VICTORIA  LLC,
                                a California limited liability company

                                By:       Abbey Investments, Inc., a
                                          California corporation, its
                                          Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                AP - VICTORVILLE LLC,
                                a Delaware limited liability company

                                By:       DA Investments Properties, Inc.,
                                          a Delaware corporation, its
Manager

                                          By:/s/  Donald G. Abbey
                                          -------------------------------
                                          Name:Donald G. Abbey
                                          Title:President

                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                By:/s/ Bernard J. Costello
                                   --------------------------------------
                                Name:     Bernard J. Costello
                                Title:    Vice President


                                By:/s/ E. Thornton
                                   --------------------------------------
                                Name:     E. Thornton
                                Title:    Vice President

                                 SCHEDULE A
                             Borrower Entities

1.   AP - DIAMOND BAR LLC, a California limited liability company
2.   AP - EDINGER  LLC, a California limited liability company
3.   AP - GLENDORA  LLC, a California limited liability company
4.   AP - ANAHEIM LLC, a California limited liability company
5.   AP - ARLINGTON LLC, a California limited liability company
6.   AP - ATLANTIC LLC, a California limited liability company
7.   AP - CITYVIEW LLC, a California limited liability company
8.   AP - REDLANDS LLC, a California limited liability company
9.   AP - PALMDALE LLC,  a California limited liability company
10.  AP - FARRELL RAMON LLC,  a California limited liability company
11. AP - SIERRA LLC (formerly known as Abbey Sierra LLC), a California limited liability company
12.  AP - VICTORIA  LLC, a California limited liability company
13.  AP - VICTORVILLE LLC, a Delaware limited liability company